SUPPLEMENT TO:

Calvert Variable Products SRI Prospectus (Class I and Single Class)
dated May 1, 2016

Calvert Variable Products Prospectus (Class F)
dated May 1, 2016

Calvert VP SRI Mid Cap Portfolio Summary Prospectus (Class I)
dated May 1, 2016

Calvert VP SRI Mid Cap Portfolio Summary Prospectus (Class F)
dated May 1, 2016

Date of Supplement: November 3, 2016

The information in this Supplement updates information in each Prospectus and Summary Prospectus, supersedes any contrary information included therein or in any prior supplement, and should be read in conjunction with each Prospectus and Summary Prospectus.

The information in this Supplement is subject to the closing of the Transaction (the “Closing”) that is described in the Supplement dated October 24, 2016 to each Prospectus and Summary Prospectus. Upon the Closing, the Fund listed below will be managed by the portfolio management team noted below. In addition, while the Fund will continue to pursue a substantially similar investment approach following the Closing, as noted below, some changes are anticipated.

Calvert VP SRI Mid Cap Portfolio

Anticipated Portfolio Management Team:

● Charles B. Gaffney is a Vice President of Eaton Vance Management and has been an employee of the Eaton Vance organization since 2003. He currently manages Eaton Vance funds and portfolios.
● Christopher Madden is a member of the Fund’s current portfolio management team. He has served at Calvert as an equity analyst since 2010, and as a portfolio manager since 2015. Mr. Madden manages other Calvert funds.

● Jade Huang is a member of the Fund’s current portfolio management team. She has served at Calvert as an equity analyst since 2006, and as a portfolio manager since 2015. Ms. Huang manages other Calvert funds.

Anticipated Investment Approach:

Subject to shareholder approval, Calvert Research and Management (“CRM”) will be the Fund’s investment adviser upon the Closing and will select securities for the Fund primarily on the basis of fundamental research, including consideration of financial and environmental, social and governance (ESG) factors consistent with Calvert’s Principles for Responsible Investment. The portfolio managers will utilize the information provided by, and the expertise of, CRM’s research staff in making investment decisions. In selecting securities, the portfolio managers will seek companies that have sustainable earnings and cash flow, a strong and durable financial profile, secular and cyclical growth prospects, and the ability to maintain a competitive position within its industry. In addition, the portfolio managers will employ a portfolio construction process that seeks to manage investment risk. This process includes the use of portfolio optimization tools (quantitative tools that help track the portfolio’s fundamental characteristics such as its volatility, valuation and growth rate relative to the benchmark) and risk management techniques to assist in portfolio construction and monitoring and maintaining issuer and industry diversification among portfolio holdings. The portfolio managers may sell a security when they believe it is fully valued, the fundamentals of a company deteriorate, or to pursue alternative investment options.

Investors Should Retain This Supplement for Future Reference